SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Rule 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 23, 2020
CRH MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)
British Columbia, Canada	001-37542	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 578 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada		V6C 3E1
(Address of principal executive offices)		(Zip Code)
(604) 633-1440
(Registrant's telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, no par value	CRHM	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

EXPLANATORY NOTE

On April 23, 2020, CRH Medical Corporation (the "Company") submitted to the Securities and Exchange Commission a Form 8-K (the "Original 8-K") relating to Brian Griffin's appointment to the Company's Board of Directors. This Amendment supercedes and replaces the Original 8-K in its entirety in order to report and file additional information relating to Mr. Griffin's appointment pursuant to Item 5.02(d) of Form 8-K.

ITEM 5.02.          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS FOR CERTAIN OFFICERS.
(d) Effective April 22, 2020, Brian Griffin was appointed to the Board of Directors (the "Board") of the Company. Mr. Griffin will serve as Chair of the Compensation Committee, and as a member of each of the Audit Committee and the Corporate Governance and Nominating Committee of the Board.
As a non-management director, Mr. Griffin will receive an annual retainer of $25,000 and meeting fees of $1,500 for each meeting attended in person and $750 for each meeting attended by telephone. As Chair of the Compensation Committee, Mr. Griffin will also receive an additional annual retainer of $7,500. Directors are also eligible to receive stock options and share units under the Company's Amended and Restated 2009 Stock Option Plan and the 2017 Share Unit Plan, as described in the Company's 2019 Proxy Statement under "Director Compensation."
There are no arrangements or understandings between Mr. Griffin and the Company or any other person pursuant to which Mr. Griffin was appointed as a director of the Company. Mr. Griffin has also entered into the Company's standard form of indemnification agreement with its directors and officers, pursuant to which the Company agrees to indemnify its directors and officers to the fullest extent possible by applicable law and subject to certain conditions to advance expenses in connection with proceedings as described in the indemnification agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRH MEDICAL CORPORATION
(Registrant)

Date: April 28, 2020	By:	/s/ Richard Bear
	Name:	Richard Bear
	Title:	Chief Financial Officer